UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2008

                                -----------------

                               Wentworth IV, Inc.
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             (Exact name of registrant as specified in its charter)

                               -----------------

           Delaware                    000-52189                14-1968081
           --------                    ---------                ----------
(State or other jurisdiction of      (Commission               (IRS Employer
        incorporation)               File Number)            Identification No.)


                  190 Lakeview Way
                   Vero Beach, FL                                32963
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      (Address of principal executive offices)                 (Zip Code)

                                 (772) 231-7544
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                (Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

On September 15, 2008, Vero Management, LLC ("Vero") loaned Wentworth IV, Inc. (the "Company") the sum of five thousand dollars ($5,000.00) pursuant to an unsecured promissory note, a copy of which is included as Exhibit 4.4 hereto. In addition, on January 9, 2009, Vero loaned the Company (the "Company") the sum of two thousand five hundred dollars ($2,500.00) pursuant to an unsecured promissory note, a copy of which is included as Exhibit 4.5 hereto. Vero provides managerial and administration services to the Company and is owned and managed by Kevin R. Keating, the Company's sole officer and director.

On January 9, 2009, Keating Investments, LLC ("Keating Investments") loaned the Company the sum of two thousand five hundred dollars ($2,500.00) pursuant to an unsecured promissory note, a copy of which is included as Exhibit 4.6 hereto. Keating Investments is the Company's controlling stockholder. Timothy J. Keating is the manager and principal owner of Keating Investments. Kevin R. Keating, the Company's sole director and officer, is the father of Timothy J. Keating.

Each of the forgoing unsecured promissory notes shall accrue interest at the rate of five percent (5%) per annum, and the principal and all accrued interest under the notes shall be due and payable on such date that the holder, by delivery of written notice to the Company, demands payment of all obligations thereunder (the "Maturity Date"). Under the notes, it shall be deemed an "Event of Default" if the Company shall: (i) fail to pay the entire principal amount of the note when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under the note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings. In the event that an Event of Default has occurred, the holder of the note may, by notice to the Company, declare the entire note to be immediately due and payable. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then the entire note shall automatically become due and payable without any notice or other action by the holder. Commencing five days after the occurrence of any Event of Default, the interest rate on the note shall accrue at the rate of eighteen percent (18%) per annum.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

The following exhibits are filed as part of this report:

Exhibit
Number    Description
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4.4    Promissory Note issued by Wentworth IV, Inc. to Vero Management, LLC, dated September 15, 2008.

4.5 Promissory Note issued by Wentworth IV, Inc. to Vero Management, LLC, dated January 9, 2009.

 4.6 Promissory Note issued by Wentworth IV, Inc. to Keating Investments, LLC, dated January 9, 2009.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 27, 2009                   WENTWORTH IV, INC.


                                       By: /s/ Kevin R. Keating
                                           -------------------------------------
                                           Kevin R. Keating
                                           President

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